                                                                    EXHIBIT 10.3

                                                                  EXECUTION COPY

                                PLEDGE AGREEMENT

          PLEDGE AGREEMENT (as amended, modified, restated and/or supplemented from time to time, this "AGREEMENT"), dated as of November 25, 2002, among each of the undersigned pledgors (each, a "PLEDGOR" and, together with any other entity that becomes a pledgor hereunder pursuant to Section 29 hereof, the "PLEDGORS") and DEUTSCHE BANK TRUST COMPANY AMERICAS, as collateral agent (together with any successor collateral agent, the "PLEDGEE"), for the benefit of the Secured Creditors (as defined below). Except as otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.

                              W I T N E S S E T H :
                              - - - - - - - - - -

          WHEREAS, RBS Global, Inc. ("Holdings"), Rexnord Corporation (the "Borrower"), the lenders party thereto from time to time (the "Lenders"), Deutsche Bank Trust Company Americas, as administrative agent (together with any successor administrative agent, the "Administrative Agent"), General Electric Capital Corporation and Wachovia Bank, National Association, as Co-Documentation Agents, and Deutsche Bank Securities Inc. and Credit Suisse First Boston, acting through its Cayman Islands Branch, as Joint Lead Arrangers and Joint Book Runners, have entered into a Credit Agreement, dated as of November 25, 2002 (as amended, modified or supplemented from time to time, the "Credit Agreement"), providing for the making of Loans to, and the issuance of, and participation in Letters of Credit for the account of the Borrower, all as contemplated therein (the Lenders, each Letter of Credit Issuer, and each Agent are herein called the "Lender Creditors");

          WHEREAS, the Borrower and one or more of its Subsidiaries may at any time and from time to time enter into one or more Interest Rate Protection Agreements (each such Interest Rate Protection Agreement, except to the extent expressly stated therein that the liabilities and indebtedness thereunder are not "Obligations" for the purposes of this Agreement, a "Covered Agreement" and, collectively, the "Covered Agreements") with one or more Lenders or any affiliate thereof (each such Lender or affiliate party to any such Covered Agreement, even if the respective Lender subsequently ceases to be a Lender under the Credit Agreement for any reason, together with such Lender or affiliate's successors and assigns, if any, collectively, the "Other Creditors" and, together with the Lender Creditors, the "Secured Creditors");

          WHEREAS, pursuant to the Subsidiaries Guaranty, each Subsidiary Guarantor and, after the creation of same, Intermediate Holdco, has jointly and severally guaranteed to the Secured Creditors the payment when due of all Guaranteed Obligations as described therein;

          WHEREAS, it is a condition precedent to the making of Loans to the Borrower and the issuance of, and participation in, Letters of Credit for the account of the Borrower under the Credit Agreement and to the Other Creditors entering into Covered Agreements that each Pledgor shall have executed and delivered to the Pledgee this Agreement; and

          WHEREAS, each Pledgor will obtain benefits from the incurrence of Loans by the Borrower and the issuance of, and participation in, Letters of Credit for the account of the

Borrower under the Credit Agreement and the entering into by the Borrower and one or more of its Subsidiaries of Covered Agreements and, accordingly, desires to execute this Agreement in order to satisfy the condition described in the preceding paragraph and to induce the Lenders to make Loans to the Borrower and issue, and/or participate in, Letters of Credit for the account of the Borrower and the Other Creditors to enter into Covered Agreements with the Borrower and/or one or more of its Subsidiaries;

          NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to each Pledgor, the receipt and sufficiency of which are hereby acknowledged, each Pledgor hereby makes the following representations and warranties to the Pledgee for the benefit of the Secured Creditors and hereby covenants and agrees with the Pledgee for the benefit of the Secured Creditors as follows:

          1. SECURITY FOR OBLIGATIONS. This Agreement is made by each Pledgor for the benefit of the Secured Creditors to secure:

          (i) the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, principal, premium, interest (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Pledgor or any Subsidiary thereof at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding), reimbursement obligations under Letters of Credit, fees, costs and indemnities) of such Pledgor owing to the Lender Creditors, whether now existing or hereafter incurred, in each case, under, arising out of, or in connection with, the Credit Agreement and the other Credit Documents to which such Pledgor is a party (including, in the case of each Pledgor that is a Guarantor, all such obligations, liabilities and indebtedness of such Pledgor under its Guaranty) and the due performance and compliance by such Pledgor with all of the terms, conditions and agreements contained in the Credit Agreement and in such other Credit Documents (all such obligations, liabilities and indebtedness under this clause (i), except to the extent consisting of obligations, liabilities or indebtedness with respect to Covered Agreements, entitled to the benefits of this Agreement being herein collectively called the "CREDIT DOCUMENT OBLIGATIONS");

          (ii) the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Pledgor at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding) owing by such Pledgor to the Other Creditors now existing or hereafter incurred under, arising out of or in connection with any Covered Agreement, whether such Covered Agreement is now in existence or hereinafter arising (including, in the case of a Pledgor that is a Guarantor, all obligations, liabilities and indebtedness of such Pledgor under its Guaranty in respect of the Covered Agreements), and the due performance and compliance by such Pledgor with all of the terms, conditions and agreements contained in each such Covered

     Agreement (all such obligations, liabilities and indebtedness under this clause (ii) being herein collectively called the "OTHER OBLIGATIONS");

          (iii) any and all sums advanced by the Pledgee in order to preserve the Collateral (as hereinafter defined) in accordance with this Agreement, or to preserve its security interest in the Collateral;

          (iv) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations or liabilities of such Pledgor referred to in clauses (i) and (ii) above, after an Event of Default shall have occurred and be continuing, the reasonable out-of-pocket expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Pledgee of its rights hereunder, together with reasonable attorneys' fees and court costs;

          (v) all amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement under Section 11 of this Agreement; and

          (vi) all amounts owing to any Agent or any of its affiliates pursuant to any of the Credit Documents in its capacity as such;

all such obligations, liabilities, indebtedness, sums and expenses set forth in clauses (i) through (vi) of this Section 1 being herein collectively called the "OBLIGATIONS", it being acknowledged and agreed that the "Obligations" shall include extensions of credit of the types described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement.

          2. DEFINITIONS. (a) Unless otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement shall be used herein as therein defined. Reference to singular terms shall include the plural and vice versa.

          (b) The following capitalized terms used herein shall have the definitions specified below:

          "ADMINISTRATIVE AGENT" shall have the meaning set forth in the recitals hereto.

          "ADVERSE CLAIM" shall have the meaning given such term in Section 8-102(a)(1) of the UCC.

          "AGREEMENT" shall have the meaning set forth in the first paragraph hereof.

          "BORROWER" shall have the meaning set forth in the recitals hereto.

          "CERTIFICATED SECURITY" shall have the meaning given such term in
Section 8-102(a)(4) of the UCC.

          "CHANGE OF LAW" means (a) the adoption of any law, rule or regulation after the date of this Agreement or (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement.

          "CLEARING CORPORATION" shall have the meaning given such term in
Section 8-102(a)(5) of the UCC.

          "COLLATERAL" shall have the meaning set forth in Section 3.1 hereof.

          "COLLATERAL ACCOUNTS" shall mean any and all accounts established and maintained by the Pledgee in the name of any Pledgor to which Collateral may be credited.

          "CREDIT AGREEMENT" shall have the meaning set forth in the recitals hereto.

          "CREDIT DOCUMENT OBLIGATIONS" shall have the meaning set forth in
Section 1(i) hereof.

          "DOMESTIC CORPORATION" shall have the meaning set forth in the definition of "Stock."

          "EVENT OF DEFAULT" shall mean any Event of Default under, and as defined in, the Credit Agreement and shall in any event include, without limitation, any payment default on any of the Obligations after the expiration of any applicable grace period.

          "EXEMPTED FOREIGN ENTITY" shall mean any Foreign Corporation and any other entity organized under the laws of a jurisdiction other than the United States or any State or Territory thereof that, in any such case, is treated as a corporation or an association taxable as a corporation for U.S. Federal income tax purposes.

          "FINANCIAL ASSET" shall have the meaning given such term in Section 8-102(a)(9) of the UCC.

          "FOREIGN CORPORATION" shall have the meaning set forth in the definition of "Stock".

          "HOLDINGS" shall have the meaning set forth in the recitals hereto.

          "INDEMNITEES" shall have the meaning set forth in Section 11 hereof.

          "INSTRUMENT" shall have the meaning given such term in Section 9-102(a)(47) of the UCC.

          "INVESTMENT PROPERTY" shall have the meaning given such term in
Section 9-102(a)(49) of the UCC.

          "LENDER CREDITORS" shall have the meaning set forth in the recitals hereto.

          "LENDERS" shall have the meaning set forth in the recitals hereto.

          "LIMITED LIABILITY COMPANY INTERESTS" shall mean the entire limited liability company membership interest at any time directly owned by any Pledgor in any limited liability company.

          "NON-VOTING EQUITY INTERESTS" shall mean all Equity Interests of any Person which are not Voting Equity Interests.

          "NOTES" shall mean all promissory notes (including intercompany notes) from time to time issued to, or held by, each Pledgor.

          "NOTICED EVENT OF DEFAULT" shall mean (i) an Event of Default under
Section 9.01 or 9.05 of the Credit Agreement and (ii) any other Event of Default in respect of which the Pledgee has given the Borrower notice that such Event of Default constitutes a "Noticed Event of Default".

          "OBLIGATIONS" shall have the meaning set forth in Section 1 hereof.

          "OTHER CREDITORS" shall have the meaning set forth in the recitals hereto.

          "OTHER OBLIGATIONS" shall have the meaning set forth in Section 1(ii) hereof.

          "PARTNERSHIP INTEREST" shall mean the entire general partnership interest or limited partnership interest at any time owned by any Pledgor in any general partnership or limited partnership.

          "PLEDGED NOTES" shall mean all Notes at any time pledged or required to be pledged hereunder.

          "PLEDGEE" shall have the meaning set forth in the first paragraph hereof.

          "PLEDGOR" shall have the meaning set forth in the first paragraph hereof.

          "PROCEEDS" shall have the meaning given such term in Section 9-102(a)(64) of the UCC.

          "REQUIRED SECURED CREDITORS" shall have the meaning provided in the Security Agreement.

          "SECURED CREDITORS" shall have the meaning set forth in the recitals hereto.

          "SECURED DEBT AGREEMENTS" shall mean and include (x) this Agreement,
(y) the other Credit Documents and (z) the Covered Agreements entered into with any Other Creditors.

          "SECURITIES ACCOUNT" shall have the meaning given such term in Section 8-501(a) of the UCC.

          "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, as in effect from time to time.

          "SECURITIES INTERMEDIARY" shall have the meaning given such term in
Section 8-102(14) of the UCC.

          "SECURITY" and "SECURITIES" shall have the meaning given such term in
Section 8-102(a)(15) of the UCC and shall in any event also include all Stock and all Notes.

          "SECURITY ENTITLEMENT" shall have the meaning given such term in
Section 8-102(a)(17) of the UCC.

          "STOCK" shall mean (x) with respect to corporations incorporated under the laws of the United States or any State or territory thereof or the District of Columbia (each, a "Domestic Corporation"), all of the issued and outstanding shares of capital stock of any Domestic Corporation at any time directly owned by any Pledgor and (y) with respect to corporations not Domestic Corporations (each, a "Foreign Corporation"), all of the issued and outstanding shares of capital stock of any Foreign Corporation at any time directly owned by any Pledgor.

          "TERMINATION DATE" shall have the meaning set forth in Section 20 hereof.

          "UCC" shall mean the Uniform Commercial Code as in effect in the State of New York from time to time; PROVIDED that all references herein to specific Sections or subsections of the UCC are references to such Sections or subsections, as the case may be, of the Uniform Commercial Code as in effect in the State of New York on the date hereof.

          "UNCERTIFICATED SECURITY" shall have the meaning given such term in
Section 8-102(a)(18) of the UCC.

          "VOTING EQUITY INTERESTS" of any Person shall mean all classes of Equity Interests of such Person entitled to vote.

          3. PLEDGE OF SECURITIES, ETC.

          3.1 PLEDGE. To secure the Obligations now or hereafter owed or to be performed by such Pledgor, each Pledgor does hereby grant and pledge to the Pledgee for the benefit of the Secured Creditors, and does hereby create a continuing security interest (subject to those Liens permitted to exist with respect to the Collateral pursuant to the terms of all Secured Debt Agreements then in effect) in favor of the Pledgee for the benefit of the Secured Creditors in, all of its right, title and interest in and to the following, whether now existing or hereafter from time to time acquired (collectively, the "COLLATERAL"):

          (a) each of the Collateral Accounts (to the extent a security interest therein is not created pursuant to the Security Agreement), including any and all assets of whatever type or kind deposited by such Pledgor in any such Collateral Account, whether now owned or hereafter acquired, existing or arising, including, without limitation, all Financial Assets, Investment Property, monies, checks, drafts, Instruments, Securities or interests therein of any type or nature deposited or required by the Credit Agreement or any other Secured Debt Agreement to be deposited in such Collateral Account, and all investments and all certificates and other Instruments (including depository receipts, if any) from time to time representing or evidencing the same, and all dividends, interest, distributions, cash and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing;

          (b) all Securities owned or held by such Pledgor from time to time and all options and warrants owned by such Pledgor from time to time to purchase Securities;

          (c) all Limited Liability Company Interests owned by such Pledgor from time to time and all of its right, title and interest in each limited liability company to which each such Limited Liability Company Interest relates, whether now existing or hereafter acquired, including, without limitation, to the fullest extent permitted under the terms and provisions of the documents and agreements governing such Limited Liability Company Interests and applicable law:

                 (A) all its capital therein and its interest in all profits, income, surpluses, losses and other distributions to which such Pledgor shall at any time be entitled in respect of such Limited Liability Company Interests;

                 (B) all other payments due or to become due to such Pledgor in respect of Limited Liability Company Interests, whether under any limited liability company agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

                 (C) all of its claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under any limited liability company agreement or operating agreement, or at law or otherwise in respect of such Limited Liability Company Interests;

                 (D) all present and future claims, if any, of such Pledgor against any such limited liability company for monies loaned or advanced, for services rendered or otherwise;

                 (E) all of such Pledgor's rights under any limited liability company agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to such Limited Liability Company Interests, including any power to terminate, cancel or modify any such limited liability company agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of any of such Pledgor in respect of such Limited Liability Company Interests and any such limited liability company, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing; and

                 (F) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

          (d) all Partnership Interests owned by such Pledgor from time to time and all of its right, title and interest in each partnership to which each such Partnership Interest relates, whether now existing or hereafter acquired, including, without limitation, to the fullest extent permitted under the terms and provisions of the documents and agreements governing such Partnership Interests and applicable law:

                 (A) all its capital therein and its interest in all profits, income, surpluses, losses, and other distributions to which such Pledgor shall at any time be entitled in respect of such Partnership Interests;

                 (B) all other payments due or to become due to such Pledgor in respect of Partnership Interests, whether under any partnership agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

                 (C) all of its claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under any partnership agreement or operating agreement, or at law or otherwise in respect of such Partnership Interests;

                 (D) all present and future claims, if any, of such Pledgor against any such partnership for monies loaned or advanced, for services rendered or otherwise;

                 (E) all of such Pledgor's rights under any partnership agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to such Partnership Interests, including any power to terminate, cancel or modify any partnership agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of such Pledgor in respect of such Partnership Interests and any such partnership, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing; and

                 (F) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

          (e) all Financial Assets and Investment Property owned by such Pledgor from time to time;

          (f) all Security Entitlements owned by such Pledgor from time to time in any and all of the foregoing; and

          (g)    all Proceeds of any and all of the foregoing.

Notwithstanding anything to the contrary contained in this Agreement, (x) unless there has been a Change of Law as a result of which the granting of the pledge of more than 66-2/3% of the Voting Equity Interests of any Exempted Foreign Entity will not give rise to adverse "deemed dividend" tax consequences to the Borrower under Section 956 of the Code, no Pledgor shall be required to pledge hereunder more than 65% of the Voting Equity Interests of any Exempted Foreign Entity (and such Voting Equity Interests in excess of 65% shall not constitute "Collateral,"), (y) each Pledgor shall be required to pledge hereunder 100% of any Non-Voting Equity Interests at any time and from time to time acquired by such Pledgor of any Exempted Foreign Entity and (z) the Collateral shall not include Equity Interests in Joint Ventures that are not Subsidiaries of the Borrower to the extent that the respective Pledgor is contractually prohibited (after giving effect to any consents or waivers in respect of such prohibition) from pledging such Equity Interests owned by it pursuant to the respective joint venture agreement or similar agreement governing such Joint Venture.

          3.2 PROCEDURES. (a) To the extent that any Pledgor at any time or from time to time owns, acquires or obtains any right, title or interest in any Collateral, such Collateral shall automatically (and without the taking of any action by such Pledgor) be pledged pursuant to Section 3.1 of this Agreement and, in addition thereto, such Pledgor shall (to the extent provided below) take the following actions as set forth below (as promptly as practicable and, in any event, within 10 days after it obtains such Collateral) for the benefit of the Pledgee and the other Secured Creditors:

          (i) with respect to a Certificated Security (other than a Certificated Security credited on the books of a Clearing Corporation or Securities Intermediary), such Pledgor shall physically deliver such Certificated Security to the Pledgee, endorsed to the Pledgee or endorsed in blank, provided that no such Pledgor shall be required to deliver any Certificated Securities held by it as a result of investment of such Pledgor in Cash Equivalents, Foreign Cash Equivalents and Margin Stock made in the ordinary course of business and in accordance with Section 8.06(a) and(r) of the Credit Agreement;

          (ii) with respect to an Uncertificated Security (other than an Uncertificated Security credited on the books of a Clearing Corporation or Securities Intermediary), such Pledgor shall cause (or in the case of any such issuer that is not a Subsidiary of such Pledgor, use commercially reasonable efforts to cause) the issuer of such Uncertificated Security to duly authorize, execute, and deliver to the Pledgee, an agreement for the benefit of the Pledgee and the other Secured Creditors substantially in the form of Annex G hereto (appropriately completed to the reasonable satisfaction of the Pledgee and with such modifications, if any, as shall be reasonably satisfactory to the Pledgee) pursuant to which such issuer agrees to comply, after the Pledgee has notified such issuer that an Event of Default then exists, with any and all instructions originated by the Pledgee without further consent by the registered owner and not to comply with instructions regarding such Uncertificated Security (and any Partnership Interests and Limited Liability

     Company Interests issued by such issuer) originated by any other Person other than a court of competent jurisdiction;

          (iii) with respect to a Certificated Security, Uncertificated Security, Partnership Interest or Limited Liability Company Interest credited on the books of a Clearing Corporation or Securities Intermediary (including a Federal Reserve Bank, Participants Trust Company or The Depository Trust Company), such Pledgor shall promptly notify the Pledgee thereof and shall promptly take (x) (i) all actions required to comply with the applicable rules of such Clearing Corporation or Securities Intermediary and (ii) use commercially reasonable efforts to perfect the security interest of the Pledgee under applicable law (including, in any event, under Sections 9-314(a), (b) and (c), 9-106 and 8-106(d) of the UCC) and (y) such other actions as the Pledgee deems necessary or desirable to effect the foregoing;

          (iv) with respect to a Partnership Interest or a Limited Liability Company Interest (other than a Partnership Interest or Limited Liability Company Interest credited on the books of a Clearing Corporation or Securities Intermediary), (1) if such Partnership Interest or Limited Liability Company Interest is represented by a certificate and is a Security for purposes of the UCC, the procedure set forth in Section 3.2(a)(i) hereof, and (2) if such Partnership Interest or Limited Liability Company Interest is not represented by a certificate or is not a Security for purposes of the UCC, the procedure set forth in Section 3.2(a)(ii) hereof; and

          (v) with respect to any Note evidencing Indebtedness in a principal amount equal to or greater than $2,000,000, physical delivery of such Note to the Pledgee, endorsed to the Pledgee or endorsed in blank.

          (b)    In addition to the actions required to be taken pursuant to
Section 3.2(a) hereof, each Pledgor shall take the following additional actions with respect to the Collateral:

          (i) with respect to all Collateral of such Pledgor whereby or with respect to which the Pledgee may obtain "control" thereof within the meaning of Section 8-106 of the UCC (or under any provision of the UCC as same may be amended or supplemented from time to time, or under the laws of any relevant State other than the State of New York), such Pledgor shall, subject to the qualifications set forth in preceding clauses (a)(i), (ii),
     (iii) and (v), take all actions as may be requested from time to time by the Pledgee so that "control" of such Collateral is obtained and at all times held by the Pledgee; and

          (ii) each Pledgor shall from time to time cause appropriate financing statements (on appropriate forms) under the Uniform Commercial Code as in effect in the various relevant States, covering all Collateral hereunder (with the form of such financing statements to be satisfactory to the Pledgee), to be filed in the relevant filing offices so that at all times the Pledgee's security interest in all Investment Property and other Collateral which can be perfected by the filing of such financing statements (in each case to the maximum extent perfection by filing may be obtained under the laws of the relevant States, including, without limitation, Section 9-312(a) of the UCC) is so perfected.

          3.3 SUBSEQUENTLY ACQUIRED COLLATERAL. If any Pledgor shall acquire (by purchase, stock dividend, distribution or otherwise) any additional Collateral at any time or from time to time after the date hereof, (i) such Collateral shall automatically (and without any further action being required to be taken) be subject to the pledge and security interests created pursuant to Section 3.1 hereof and, furthermore, such Pledgor will thereafter take (or cause to be taken) all action (as promptly as practicable and, in any event, within 10 days after it obtains such Collateral) with respect to such Collateral in accordance with the procedures set forth in Section 3.2 hereof, and will promptly thereafter deliver to the Pledgee a certificate executed by an authorized officer of such Pledgor describing such Collateral and certifying that the same has been duly pledged in favor of the Pledgee (for the benefit of the Secured Creditors) hereunder. Without limiting the foregoing, each Pledgor shall be required to pledge hereunder the Equity Interests of any Exempted Foreign Entity that are directly owned by such Pledgor at any time and from time to time after the date hereof acquired by such Pledgor, PROVIDED that (x) except in the circumstances and to the extent provided by the last paragraph of Section 3.1, no Pledgor shall be required at any time to pledge hereunder more than 65% of the total combined voting power of all classes of Voting Equity Interests of any Exempted Foreign Entity and (y) each Pledgor shall be required to pledge hereunder 100% of the Non-Voting Equity Interests of each Exempted Foreign Entity at any time and from time to time acquired by such Pledgor.

          3.4 TRANSFER TAXES. Each pledge of Collateral under Section 3.1 or
Section 3.3 hereof shall be accompanied by any transfer tax stamps required in connection with the pledge of such Collateral.

          3.5 CERTAIN REPRESENTATIONS AND WARRANTIES REGARDING THE COLLATERAL. Each Pledgor represents and warrants that on the date hereof: (i) each direct Subsidiary of such Pledgor, the direct ownership thereof and jurisdiction in which such Subsidiary was organized, is listed in Annex A hereto; (ii) the Stock (and any warrants or options to purchase Stock) held by such Pledgor consists of the number and type of shares of the stock (or warrants or options to purchase any stock) of the corporations as described in Annex B hereto; (iii) such Stock referenced in clause (ii) of this paragraph constitutes that percentage of the issued and outstanding capital stock of the issuing corporation as is set forth in Annex B hereto; (iv) the Notes held by such Pledgor consist of the promissory notes described in Annex C hereto where such Pledgor is listed as the lender;
(v) the Limited Liability Company Interests held by such Pledgor consist of the number and type of interests of the Persons described in Annex D hereto; (vi) each such Limited Liability Company Interest referenced in clause (v) of this paragraph constitutes that percentage of the issued and outstanding Equity Interest of the issuing Person as set forth in Annex D hereto; (vii) the Partnership Interests held by such Pledgor consist of the number and type of interests of the Persons described in Annex E hereto; (viii) each such Partnership Interest referenced in clause (viii) of this paragraph constitutes that percentage or portion of the entire partnership interest of the Partnership as set forth in Annex E hereto; (ix) the exact address of each chief executive office of such Pledgor is listed on Annex F hereto; (x) the Pledgor has complied with the respective procedure set forth in Section 3.2(a) hereof with respect to each item of Collateral described in Annexes C through F hereto; and (xi) on the date hereof, such Pledgor owns no other Securities, Stock, Notes, Limited Liability Company Interests or Partnership Interests (other than any such Securities in the form of Cash Equivalents).

          4. APPOINTMENT OF SUB-AGENTS; ENDORSEMENTS, ETC. The Pledgee shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of the Collateral, which may be held (in the discretion of the Pledgee) in the name of the relevant Pledgor, endorsed or assigned in blank or, after a Noticed Event of Default, in favor of the Pledgee or any nominee or nominees of the Pledgee or a sub-agent appointed by the Pledgee.

          5. VOTING, ETC., WHILE NO EVENT OF DEFAULT. Unless and until there shall have occurred and be continuing a Noticed Event of Default, each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral owned by it, and to give consents, waivers or ratifications in respect thereof; PROVIDED that, in each case, no vote shall be cast or any consent, waiver or ratification given or any action taken or omitted to be taken which would violate or result in a breach of any covenant contained in any Secured Debt Agreement, or which could reasonably be expected to have the effect of materially impairing the value of the Collateral or any part thereof or the position or interests of the Pledgee or any other Secured Creditor in the Collateral, unless expressly permitted by the terms of the Secured Debt Agreements. All such rights of each Pledgor to vote and to give consents, waivers and ratifications shall cease in case a Noticed Event of Default has occurred and is continuing, and Section 7 hereof shall become applicable.

          6. DIVIDENDS AND OTHER DISTRIBUTIONS. Unless and until there shall have occurred and be continuing a Noticed Event of Default, all cash dividends, cash distributions, cash Proceeds and other cash amounts payable in respect of the Collateral shall be paid to the respective Pledgor, PROVIDED, that all cash dividends payable in respect of the Pledged Stock which are determined by the Pledgee to represent in whole or in part an extraordinary, liquidating or other distribution in return of capital shall be paid, to the extent so determined to represent an extraordinary, liquidating or other distribution in return of capital, to the Pledgee and retained by it as part of the Collateral (although the respective Pledgor shall be permitted to retain cash proceeds received by it in connection with sales or other transfers of Pledged Stock permitted under
Section 8.02 of the Credit Agreement so long as such proceeds are not otherwise required to be applied to repay Loans pursuant to Section 4.02(A)(c) of the Credit Agreement). The Pledgee shall be entitled to receive directly, and to retain as part of the Collateral:

          (i) all other or additional stock, notes, certificates, limited liability company interests, partnership interests, instruments or other securities or property (including, but not limited to, cash dividends other than as set forth above);

          (ii) all other or additional stock, notes, certificates, limited liability company interests, partnership interests, instruments or other securities or property (including, but not limited to, cash (although such cash may be paid directly to the respective Pledgor so long as no Event of Default then exists) paid or distributed in respect of the Collateral by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and

          (iii) all other or additional stock, notes, certificates, limited liability company interests, partnership interests, instruments or other securities or property (including, but not limited to, cash) which may be paid in respect of the Collateral by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate or other reorganization.

Nothing contained in this Section 6 shall limit or restrict in any way the Pledgee's right to receive the proceeds of the Collateral in any form in accordance with Section 3 of this Agreement. Furthermore, the foregoing provisions of this Section 6 shall not restrict the respective Pledgor's right to receive dividends made pursuant to Sections 8.09(i), (ii), (iv), (v) and
(viii) (to the extent related to amounts that may be paid pursuant to Section 8.10(vi) of the Credit Agreement) of the Credit Agreement, provided that such dividends are made in accordance with the applicable terms and conditions set forth on the Credit Agreement. All dividends, distributions or other payments which are received by any Pledgor contrary to the provisions of this Section 6 or Section 7 hereof shall be received in trust for the benefit of the Pledgee, shall be segregated from other property or funds of such Pledgor and shall be forthwith paid over to the Pledgee as Collateral in the same form as so received (with any necessary endorsement).

          7. REMEDIES IN CASE OF AN EVENT OF DEFAULT. If there shall have occurred and be continuing a Noticed Event of Default, then and in every such case, the Pledgee shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement, any other Secured Debt Agreement or by law) for the protection and enforcement of its rights in respect of the Collateral, and the Pledgee shall be entitled to exercise all the rights and remedies of a secured party under the UCC as in effect in any relevant jurisdiction and also shall be entitled, without limitation, to exercise the following rights, which each Pledgor hereby agrees to be commercially reasonable:

          (i) to receive all amounts payable in respect of the Collateral otherwise payable under Section 6 hereof to the respective Pledgor;

          (ii) to transfer all or any part of the Collateral into the Pledgee's name or the name of its nominee or nominees;

          (iii) to accelerate any Pledged Note which may be accelerated in accordance with its terms, and take any other lawful action to collect upon any Pledged Note in accordance with its terms (including, without limitation, to make any demand for payment thereon in accordance with its terms);

          (iv) to vote all or any part of the Collateral (whether or not transferred into the name of the Pledgee) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (each Pledgor hereby irrevocably constituting and appointing the Pledgee the proxy and attorney-in-fact of such Pledgor, with full power of substitution to do
     so);

          (v) at any time and from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or, notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise purchase or dispose (all of which are hereby waived by each Pledgor to the fullest extent permitted by law), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee in its absolute discretion may determine, PROVIDED at least 10 days' written notice of the time and place of any such sale shall be given to the respective Pledgor. The Pledgee shall not be obligated to make any such sale of Collateral regardless of whether any such notice of sale has theretofore been given. Each Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Collateral and any other security or the Obligations or otherwise. At any such sale, unless prohibited by applicable law, the Pledgee on behalf of the Secured Creditors may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. Neither the Pledgee nor any other Secured Creditor shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall any of them be under any obligation to take any action whatsoever with regard thereto; and

          (vi) to set off any and all Collateral against any and all Obligations, and to withdraw any and all cash or other Collateral from any and all Collateral Accounts and to apply such cash and other Collateral to the payment of any and all Obligations.

          8. REMEDIES, CUMULATIVE, ETC. Each and every right, power and remedy of the Pledgee provided for in this Agreement or in any other Secured Debt Agreement, or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Pledgee or any other Secured Creditor of any one or more of the rights, powers or remedies provided for in this Agreement or any other Secured Debt Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Pledgee or any other Secured Creditor of all such other rights, powers or remedies, and no failure or delay on the part of the Pledgee or any other Secured Creditor to exercise any such right, power or remedy shall operate as a waiver thereof. No notice to or demand on any Pledgor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Pledgee or any other Secured Creditor to any other or further action in any circumstances without notice or demand. The Secured Creditors agree that this Agreement may be enforced only by the action of the Pledgee, in each case, acting upon the instructions of the Required Secured Creditors, and that no other Secured Creditor shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Pledgee for the benefit of the Secured Creditors upon the terms of this Agreement.

          9. APPLICATION OF PROCEEDS. (a) All monies collected by the Pledgee upon any sale or other disposition of the Collateral pursuant to the terms of this Agreement, together with all other monies received by the Pledgee hereunder, shall be applied in the manner provided in the Security Agreement.

          (b) It is understood and agreed that each Pledgor shall remain jointly and severally liable with respect to its Obligations to the extent of any deficiency between the amount of the proceeds of the Collateral pledged by it hereunder and the aggregate amount of such Obligations.

          10. PURCHASERS OF COLLATERAL. Upon any sale of the Collateral by the Pledgee hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Pledgee or the officer making such sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Pledgee or such officer or be answerable in any way for the misapplication or nonapplication thereof.

          11. INDEMNITY. Each Pledgor jointly and severally agrees (i) to indemnify, reimburse and hold harmless the Pledgee and each other Secured Creditor and their respective successors, assigns, employees, agents and affiliates (individually an "INDEMNITEE", and collectively, the "INDEMNITEES") from and against any and all obligations, damages, injuries, penalties, claims, demands, losses, judgments and liabilities (including, without limitation, liabilities for penalties) of whatsoever kind or nature incurred by any Indemnitee as a result of, or in any way relating to, or arising out of, or by reason of, any investigation, litigation or other proceeding (whether or not any Indemnitee is party thereto and whether or not such investigation, litigation or other proceeding is between or among any Indemnitee, any Pledgor or any third Person or otherwise) related to the entering into and/or performance of this Agreement or any other Secured Debt Agreement, and (ii) to reimburse each Indemnitee for all reasonable, documented, costs, expenses and disbursements in each case arising out of or resulting the exercise by any Indemnitee of any right or remedy granted to it hereunder or under any other Secured Debt Agreement (including, without limitation, reasonable attorneys' fees and expenses, PROVIDED THAT, except in the case of a bankruptcy of any Assignor, no more than one counsel for the Indemnitees may be used in any one jurisdiction) (but excluding any obligations, damages, injuries, penalties, claims, demands, losses, judgments and liabilities (including, without limitation, liabilities for penalties) or expenses of whatsoever kind or nature to the extent incurred or arising by reason of gross negligence or willful misconduct of such Indemnitee or an affiliate thereof (as determined by a court of competent jurisdiction in a final and non-appealable decision)). In no event shall the Pledgee hereunder be liable, in the absence of gross negligence or willful misconduct on its part (as determined by a court of competent jurisdiction in a final and non-appealable decision), for any matter or thing in connection with this Agreement other than to account for monies or other property actually received by it in accordance with the terms hereof. If and to the extent that the obligations of any Pledgor under this Section 11 are unenforceable for any reason, such Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law. The indemnity obligations of each Pledgor contained in this
Section 11 shall continue in full force and effect notwithstanding the full payment of all the Notes issued under the Credit Agreement, the termination of all Covered Agreements and Letters of Credit, and the payment of all other Obligations and notwithstanding the discharge thereof.

          12. PLEDGEE NOT A PARTNER OR LIMITED LIABILITY COMPANY MEMBER. (a) Nothing herein shall be construed to make the Pledgee or any other Secured Creditor liable as a member of any limited liability company or as a partner of any partnership and neither the Pledgee nor any other Secured Creditor by virtue of this Agreement or otherwise

(except as referred to in the following sentence) shall have any of the duties, obligations or liabilities of a member of any limited liability company or as a partner in any partnership. The parties hereto expressly agree that, unless the Pledgee shall become the absolute owner of Collateral consisting of a Limited Liability Company Interest or a Partnership Interest pursuant hereto, this Agreement shall not be construed as creating a partnership or joint venture among the Pledgee, any other Secured Creditor, any Pledgor and/or any other Person.

          (b) Except as provided in the last sentence of paragraph (a) of this Section 12, the Pledgee, by accepting this Agreement, did not intend to become a member of any limited liability company or a partner of any partnership or otherwise be deemed to be a co-venturer with respect to any Pledgor, any limited liability company, partnership and/or any other Person either before or after an Event of Default shall have occurred. The Pledgee shall have only those powers set forth herein and the Secured Creditors shall assume none of the duties, obligations or liabilities of a member of any limited liability company or as a partner of any partnership or any Pledgor except as provided in the last sentence of paragraph (a) of this Section 12.

          (c) The Pledgee and the other Secured Creditors shall not be obligated to perform or discharge any obligation of any Pledgor as a result of the pledge hereby effected.

          (d) The acceptance by the Pledgee of this Agreement, with all the rights, powers, privileges and authority so created, shall not at any time or in any event obligate the Pledgee or any other Secured Creditor to appear in or defend any action or proceeding relating to the Collateral to which it is not a party, or to take any action hereunder or thereunder, or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability under the Collateral.

          13. FURTHER ASSURANCES; POWER-OF-ATTORNEY. (a) Each Pledgor agrees that it will join with the Pledgee in executing and, at such Pledgor's own expense, file and refile under the UCC or other applicable law such financing statements, continuation statements and other documents, in form reasonably acceptable to the Pledgee, in such offices as the Pledgee (acting on its own or on the instructions of the Required Secured Creditors) may reasonably deem necessary or appropriate and wherever required or permitted by law in order to perfect and preserve the Pledgee's security interest in the Collateral hereunder and hereby authorizes the Pledgee to file financing statements and amendments thereto relative to all or any part of the Collateral (including, without limitation, (x) financing statements which list the Collateral specifically and/or "all assets" as collateral and (y) "in lieu of" financing statements) without the signature of such Pledgor where permitted by law, and agrees to do such further acts and things and to execute and deliver to the Pledgee such additional agreements and instruments as the Pledgee may reasonably require or deem advisable to carry into effect the purposes of this Agreement or to further assure and confirm unto the Pledgee its rights, powers and remedies hereunder or thereunder.

          (b) Each Pledgor hereby constitutes and appoints the Pledgee its true and lawful attorney-in-fact, irrevocably, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time after the occurrence and during the continuance of an Event of Default, in the Pledgee's reasonable discretion, to act, require, demand, receive and give acquittance for any and all monies and claims for monies due or to become due to such Pledgor under or arising out of the Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings and to execute any instrument which the Pledgee may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, which appointment as attorney is coupled with an interest.

          14. THE PLEDGEE AS COLLATERAL AGENT. The Pledgee will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood, acknowledged and agreed by each Secured Creditor that by accepting the benefits of this Agreement each such Secured Creditor acknowledges and agrees that the obligations of the Pledgee as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement and in Section 11 of the Credit Agreement. The Pledgee shall act hereunder on the terms and conditions set forth herein and in Section 11 of the Credit Agreement.

          15. TRANSFER BY THE PLEDGORS. Except as permitted (i) prior to the date all Credit Document Obligations have been paid in full and all Commitments under the Credit Agreement have been terminated, pursuant to the Credit Agreement and the other Credit Documents, and (ii) thereafter, pursuant to the other Secured Debt Agreements, no Pledgor will sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber any of the Collateral or any interest therein.

          16. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PLEDGORS. (a) Each Pledgor represents, warrants and covenants that:

          (i) it is the legal, beneficial and record owner of, and has good and marketable title to, all of its Collateral consisting of one or more Securities, Partnership Interests and Limited Liability Company Interests and that it has sufficient interest in all of its Collateral in which a security interest is purported to be created hereunder for such security interest to attach (subject, in each case, to no pledge, lien, mortgage, hypothecation, security interest, charge, option, Adverse Claim or other encumbrance whatsoever, except the liens and security interests created by this Agreement or permitted under the Secured Debt Agreements);

          (ii) it has full power, authority and legal right to pledge all the Collateral pledged by it pursuant to this Agreement;

          (iii) this Agreement has been duly authorized, executed and delivered by such Pledgor and constitutes a legal, valid and binding obligation of such Pledgor enforceable against such Pledgor in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general equitable principles (regardless of whether enforcement is sought in equity or at law);

          (iv) except to the extent already obtained or made, no consent of any other party (including, without limitation, any stockholder, partner, member or creditor of such

     Pledgor or any of its Subsidiaries) is required to be obtained by such Pledgor in connection with (a) the execution, delivery or performance of this Agreement by such Pledgor, (b) the validity or enforceability of this Agreement against such Pledgor, (c) the perfection or enforceability of the Pledgee's security interest in such Pledgor's Collateral or (d) except for compliance with or as may be required by applicable securities laws, the exercise by the Pledgee of any of its rights or remedies provided herein;

          (v) all of such Pledgor's Collateral (consisting of Securities, Limited Liability Company Interests and Partnership Interests) has been duly and validly issued, is fully paid and non-assessable and is subject to no options to purchase or similar rights;

          (vi) the pledge, collateral assignment and delivery to the Pledgee of such Pledgor's Collateral consisting of Certificated Securities and Pledged Notes pursuant to -this Agreement creates a valid and perfected first priority security interest in such Certificated Securities and Pledged Notes, and the proceeds thereof, subject to no prior Lien or encumbrance or to any agreement purporting to grant to any third party a Lien or encumbrance on the property or assets of such Pledgor which would include the Securities (other than the liens and security interests permitted under the Secured Debt Agreements then in effect) and the Pledgee is entitled to all the rights, priorities and benefits afforded by the UCC or other relevant law as enacted in any relevant jurisdiction to perfect security interests in respect of such Collateral; and

          (vii) "control" (as defined in Section 8-106 of the UCC) has been obtained by the Pledgee over all of such Pledgor's Collateral consisting of Securities (including, without limitation, Notes evidencing Indebtedness in a principal amount equal to or greater than $2,000,000 which are Securities but excluding (x) Securities in the form of Cash Equivalents, Foreign Cash Equivalents and Margin Stock held by such Pledgor as a result of investments by such Pledgor in Cash Equivalents, Foreign Cash Equivalents and Margin Stock made in the ordinary course of business and in accordance with Section 8.06(a) and (r) of the Credit Agreement any (y) each Note evidencing Indebtedness of less than $2,000,000) with respect to which such "control" may be obtained pursuant to Section 8-106 of the UCC, except to the extent that the obligation of the applicable Pledgor to provide the Pledgee with "control" of such Collateral has not yet arisen under this Agreement; PROVIDED that in the case of the Pledgee obtaining "control" over Collateral consisting of a Security Entitlement, such Pledgor shall have taken all steps in its control so that the Pledgee obtains "control" over such Security Entitlement.

          (b) Each Pledgor covenants and agrees that it will defend the Pledgee's right, title and security interest in and to such Pledgor's Collateral and the proceeds thereof against the claims and demands of all persons whomsoever; and each Pledgor covenants and agrees that it will have like title to and right to pledge any other property at any time hereafter pledged to the Pledgee by such Pledgor as Collateral hereunder (subject in the case of Collateral consisting of Equity Interests in a Joint Venture that is not a Subsidiary of such Pledgor, to restrictions on the transfer of such Equity Interests that may appear in the organizational documents for such Joint Venture), and will likewise defend the right thereto and security interest therein of the Pledgee and the other Secured Creditors.

          (c) Each Pledgor covenants and agrees that it will take no action which would violate any of the terms of any Secured Debt Agreement.

          17. PLEDGORS' OBLIGATIONS ABSOLUTE, ETC. The obligations of each Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever (other than termination of this Agreement pursuant to Section 19 hereof), including, without limitation:

          (i) any renewal, extension, amendment or modification of, or addition or supplement to or deletion from any Secured Debt Agreement (other than this Agreement in accordance with its terms), or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof;

          (ii) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument including, without limitation, this Agreement (other than a waiver, consent or extension with respect to this Agreement in accordance with its terms);

          (iii) any furnishing of any additional security to the Pledgee or its assignee or any acceptance thereof or any release of any security by the Pledgee or its assignee;

          (iv) any limitation on any party's liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; or

          (v) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to any Pledgor or any Subsidiary of any Pledgor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not such Pledgor shall have notice or knowledge of any of the foregoing.

          18. SALE OF COLLATERAL WITHOUT REGISTRATION. If at any time when the Pledgee shall determine to exercise its right to sell all or any part of the Collateral consisting of Securities, Limited Liability Company Interests or Partnership Interests pursuant to Section 7 hereof, and such Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act, as then in effect, the Pledgee may, in its sole and absolute discretion, sell such Collateral or part thereof by private sale in such manner and under such circumstances as the Pledgee may deem necessary or advisable in order that such sale may legally be effected without such registration. Without limiting the generality of the foregoing, in any such event the Pledgee, in its sole and absolute discretion (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Collateral or part thereof shall have been filed under such Securities Act, (ii) may approach and negotiate with a single possible purchaser to effect such sale, and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Collateral or part thereof. In the event of any such sale, the Pledgee shall incur no responsibility or liability for selling all or any part of the Collateral at a price which the Pledgee, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until the registration as aforesaid.

          19. TERMINATION; RELEASE. (a) On the Termination Date (as defined below), this Agreement shall terminate (provided that all indemnities set forth herein including, without limitation, in Section 11 hereof shall survive any such termination) and the Pledgee, at the request and expense of such Pledgor, will execute and deliver to such Pledgor a proper instrument or instruments (including UCC termination statements) acknowledging the satisfaction and termination of this Agreement (including, without limitation, UCC termination statements and instruments of satisfaction, discharge and/or reconveyance), and will duly release from the security interest created hereby and assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Pledgee and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any moneys at the time held by the Pledgee or any of its sub-agents hereunder and, with respect to any Collateral consisting of an Uncertificated Security, a Partnership Interest or a Limited Liability Company Interest (other than an Uncertificated Security, Partnership Interest or Limited Liability Company Interest credited on the books of a Clearing Corporation or Securities Intermediary), a termination of the agreement relating thereto executed and delivered by the issuer of such Uncertificated Security pursuant to
Section 3.2(a)(ii) or by the respective partnership or limited liability company pursuant to Section 3.2(a)(iv)(2). As used in this Agreement, "TERMINATION DATE" shall mean the date upon which the Commitments under the Credit Agreement have been terminated and all Covered Agreements have been terminated, no Letter of Credit or Note (as defined in the Credit Agreement) is outstanding (and all Loans have been paid in full), all Letters of Credit have been terminated, and all other Obligations (other than indemnities described herein and described in Section 12.01 of the Credit Agreement, and any other indemnities set forth in any other Credit Documents, in each case which are not then due and payable) then due and payable have been paid in full.

          (b) In the event that any part of the Collateral is sold or otherwise disposed of (to a Person other than a Credit Party) (x) at any time prior to the time at which all Credit Document Obligations have been paid in full and all Commitments and Letters of Credit under the Credit Agreement have been terminated, in connection with a sale or disposition permitted by Section
8.02 of the Credit Agreement or is otherwise released at the direction of the Required Lenders (or all the Lenders if required by Section 12.12 of the Credit Agreement) or (y) at any time thereafter, to the extent permitted by the other Secured Debt Agreements, and in the case of clauses (x) and (y), the proceeds of such sale or disposition (or from such release) are applied in accordance with the terms of the Credit Agreement or such other Secured Debt Agreement, as the case may be, to the extent required to be so applied, the Pledgee, at the request and expense of such Pledgor, will duly release from the security interest created hereby (and will execute and deliver such documentation, including termination or partial release statements and the like in connection therewith) and assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold or released and as may be in the possession of the Pledgee (or, in the case of Collateral held by any sub-agent designated pursuant to Section 4 hereto, such sub-agent) and has not theretofore been released pursuant to this Agreement.

          (c) At any time that any Pledgor desires that Collateral be released as provided in the foregoing Section 19(a) or (b), it shall deliver to the Pledgee (and the relevant sub-agent, if any, designated pursuant to Section 4 hereof) a certificate signed by an authorized officer of such Pledgor stating that the release of the respective Collateral is permitted pursuant to Section 19(a) or (b) hereof.

          (d) The Pledgee shall have no liability whatsoever to any other Secured Creditor as the result of any release of Collateral by it in accordance with (or which the Collateral Agent in the absence of gross negligence and willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision) believes to be in accordance with) this
Section 19.

          20. NOTICES, ETC. Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be sent or delivered by mail, telegraph, telex, telecopy, cable or courier service and all such notices and communications shall, when mailed, telegraphed, telexed, telecopied, or cabled or sent by courier, be effective when deposited in the mails, delivered to the telegraph company, cable company or overnight courier, as the case may be, or sent by telex or telecopier, except that notices and communications to the Pledgee or any Pledgor shall not be effective until received by the Pledgee or such Pledgor, as the case may be. All notices and other communications shall be in writing and addressed as follows:

          (a)    if to any Pledgor:

                 c/o Rexnord Corporation
                 4701 West Greenfield Avenue
                 Attention: Chief Financial Officer
                 Telephone No.: (414) 643-3000
                 Telecopier No.: (414) 643-3078;

          (b)    if to the Pledgee, at:

                 Deutsche Bank Trust Company Americas
                 31 West 52nd Street
                 New York, New York 10019
                 Attention: Diane F. Rolfe
                 Telephone No.: (646) 324-2194
                 Telecopier No.: (646) 324-7460;

          (c) if to any Lender Creditor, either (x) to the Administrative Agent, at the address of the Administrative Agent specified in the Credit Agreement, or (y) at such address as such Lender Creditor shall have specified in the Credit Agreement;

          (d) if to any Other Creditor, at such address as such Other Creditor shall have specified in writing to the Pledgors and the Pledgee;

or at such other address or addressed to such other individual as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

          21. WAIVER; AMENDMENT. Except as provided in Sections 29 and 31 hereof, none of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever except in accordance with the requirements specified in the Security Agreement.

          22. SUCCESSORS AND ASSIGNS. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect, subject to release and/or termination as set forth in Section 19, (ii) be binding upon each Pledgor, its successors and assigns; PROVIDED, HOWEVER, that no Pledgor shall assign any of its rights or obligations hereunder without the prior written consent of the Pledgee (with the prior written consent of the Required Secured Creditors), and (iii) inure, together with the rights and remedies of the Pledgee hereunder, to the benefit of the Pledgee, the other Secured Creditors and their respective successors and permitted transferees and assigns. All agreements, statements, representations and warranties made by each Pledgor herein or in any certificate or other instrument delivered by such Pledgor or on its behalf under this Agreement shall be considered to have been relied upon by the Secured Creditors and shall survive the execution and delivery of this Agreement and the other Secured Debt Agreements regardless of any investigation made by the Secured Creditors or on their behalf.

          23. HEADINGS DESCRIPTIVE. The headings of the several Sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

          24. GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL. (a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, IN EACH CASE WHICH ARE LOCATED IN THE COUNTY OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PLEDGOR HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. EACH PLEDGOR HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK PERSONAL JURISDICTION OVER SUCH PLEDGOR, AND AGREES NOT TO PLEAD OR CLAIM IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN ANY OF THE AFORESAID COURTS THAT ANY SUCH COURT LACKS PERSONAL JURISDICTION OVER SUCH PLEDGOR. EACH PLEDGOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ANY SUCH PLEDGOR AT ITS ADDRESS FOR NOTICES AS

PROVIDED IN SECTION 20 ABOVE UNLESS ANOTHER ADDRESS IS PROVIDED TO THE COLLATERAL AGENT IN WRITING IN ACCORDANCE WITH SECTION 20, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. EACH PLEDGOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER OR UNDER ANY OTHER CREDIT DOCUMENT THAT SUCH SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE IF IN CONFORMITY WITH THE FOREGOING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE PLEDGEE UNDER THIS AGREEMENT, OR ANY SECURED CREDITOR, TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY PLEDGOR IN ANY OTHER JURISDICTION.

          (b) EACH PLEDGOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

          (c) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

          25. PLEDGOR'S DUTIES. It is expressly agreed, anything herein contained to the contrary notwithstanding, that each Pledgor shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Collateral and the Pledgee shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of this Agreement, except for the safekeeping of Collateral actually in Pledgor's possession, nor shall the Pledgee be required or obligated in any manner to perform or fulfill any of the obligations of any Pledgor under or with respect to any Collateral, in each case unless the Pledgee shall become the absolute owner of such Collateral as a result of the exercise of its remedies hereunder pursuant to Section 7 of this Agreement.

          26. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with each Pledgor and the Pledgee.

          27. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          28. RECOURSE. This Agreement is made with full recourse to each Pledgor and pursuant to and upon all the representations, warranties, covenants and agreements on the part of such Pledgor contained herein and in the other Secured Debt Agreements and otherwise in writing in connection herewith or therewith.

          29. ADDITIONAL PLEDGORS. It is understood and agreed that any Subsidiary of Holdings that is required to become a party to this Agreement after the date hereof pursuant to the requirements of the Credit Agreement or any other Credit Document, shall become a Pledgor hereunder by (x) executing a counterpart hereof, or of a Joinder Agreement in the form of Exhibit L to the Credit Agreement, and delivering same to the Pledgee and (y) delivering supplements to Annexes A through F, hereto as are necessary to cause such annexes to be complete and accurate with respect to such additional Pledgor on such date. In addition, such additional Pledgor shall take actions as specified in this Agreement as would have been taken by such Pledgor had it been an original party to this Agreement, in each case with all documents required above to be delivered to the Pledgee and with all documents and actions required above to be taken to the reasonable satisfaction of the Pledgee.

          30. LIMITED OBLIGATIONS. It is the desire and intent of each Pledgor and the Secured Creditors that this Agreement shall be enforced against each Pledgor to the fullest extent permissible under the laws applied in each jurisdiction in which enforcement is sought. Notwithstanding anything to the contrary contained herein, in furtherance of the foregoing, it is noted that the obligations of each Pledgor constituting a Subsidiary Guarantor have been limited as provided in the Subsidiaries Guaranty.

          31. RELEASE OF PLEDGORS. If at any time all of the Equity Interests of any Pledgor owned by the Borrower or any of its Subsidiaries are sold (to a Person other than a Credit Party) in a transaction permitted pursuant to the Credit Agreement (and which does not violate the terms of any other Secured Debt Agreement then in effect), then, such Pledgor shall be released as a Pledgor pursuant to this Agreement without any further action hereunder (it being understood that the sale of all of the Equity Interests in any Person that owns, directly or indirectly, all of the Equity Interests in any Pledgor shall be deemed to be a sale of all of the Equity Interests in such Pledgor for purposes of this Section), and the Pledgee is authorized and directed to execute and deliver, at the expense of the Pledgors, such instruments of release as are reasonably satisfactory to the applicable Pledgor and the Pledgee. At any time that the Borrower desires that a Pledgor be released from this Agreement as provided in this Section 31, the Borrower shall deliver to the Pledgee a certificate signed by an Authorized Officer of the Borrower stating that the release of such Pledgor is permitted pursuant to this Section 31. The Pledgee shall have no liability whatsoever to any other Secured Creditor as a result of the release of any Pledgor by it in accordance with, or which it believes to be in accordance with, this Section 31.

                                     * * * *

          IN WITNESS WHEREOF, each Pledgor and the Pledgee have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.


                                        RBS GLOBAL, INC.,
                                          as a Pledgor


                                        By:                /s/
                                            ---------------------------------
                                           Name:   Thomas Jansen
                                           Title:  Vice President & CFO


                                        REXNORD CORPORATION,
                                          as a Pledgor


                                        By:                /s/
                                            ---------------------------------
                                           Name:   Thomas Jansen
                                           Title:  Vice President & CFO


                                        RBS NORTH AMERICA, INC.,
                                          as a Pledgor


                                        By:                /s/
                                            ---------------------------------
                                           Name:   Thomas Jansen
                                           Title:  Vice President & CFO


                                        RBS ACQUISITION CORPORATION,
                                          as a Pledgor


                                        By:                /s/
                                            ---------------------------------
                                           Name:   Thomas Jansen
                                           Title:  Vice President & CFO

                                        RAC - I, INC.,
                                          as a Pledgor


                                        By:                /s/
                                            ---------------------------------
                                           Name:   Thomas Jansen
                                           Title:  Vice President & CFO


                                        RBS CHINA HOLDINGS, L.L.C.,
                                          as a Pledgor


                                        By:                /s/
                                            ---------------------------------
                                           Name:   Thomas Jansen
                                           Title:  Vice President & CFO


                                        REXNORD NORTH AMERICA
                                          HOLDINGS, INC.,
                                          as a Pledgor


                                        By:                /s/
                                            ---------------------------------
                                           Name:   Thomas Jansen
                                           Title:  Vice President & CFO


                                        ADDAX, INC.,
                                          as a Pledgor


                                        By:                /s/
                                            ---------------------------------
                                           Name:   Thomas Jansen
                                           Title:  Vice President & CFO

                                        BETZDORF CHAIN COMPANY, INC.,
                                          as a Pledgor


                                        By:                /s/
                                            ---------------------------------
                                           Name:   Thomas Jansen
                                           Title:  Vice President & CFO


                                        CLARKSON INDUSTRIES, INC.,
                                          as a Pledgor


                                        By:                /s/
                                            ---------------------------------
                                           Name:   Thomas Jansen
                                           Title:  Vice President & CFO


                                        PT COMPONENTS, INC.,
                                          as a Pledgor


                                        By:                /s/
                                            ---------------------------------
                                           Name:   Thomas Jansen
                                           Title:  Vice President & CFO


                                        PRAGER INCORPORATED,
                                          as a Pledgor


                                        By:                /s/
                                            ---------------------------------
                                           Name:   Thomas Jansen
                                           Title:  Vice President & CFO


                                        REXNORD GERMANY - I INC.,
                                          as a Pledgor


                                        By:                /s/
                                            ---------------------------------
                                           Name:   Thomas Jansen
                                           Title:  Vice President & CFO

                                        REXNORD INTERNATIONAL INC.,
                                          as a Pledgor


                                        By:                /s/
                                            ---------------------------------
                                           Name:   Thomas Jansen
                                           Title:  Vice President & CFO


                                        REXNORD, LTD.,
                                          as a Pledgor


                                        By:                /s/
                                            ---------------------------------
                                           Name:   Thomas Jansen
                                           Title:  Vice President & CFO


                                        REXNORD PUERTO RICO INC.,
                                          as a Pledgor


                                        By:                /s/
                                            ---------------------------------
                                           Name:   Thomas Jansen
                                           Title:  Vice President & CFO


                                        WINFRED BERG LICENSCO INC.,
                                          as a Pledgor


                                        By:                /s/
                                            ---------------------------------
                                           Name:   Thomas Jansen
                                           Title:  Vice President & CFO


                                        W.M. BERG INC.,
                                          as a Pledgor


                                        By:                /s/
                                            ---------------------------------
                                           Name:   Thomas Jansen
                                           Title:  Vice President & CFO

Accepted and Agreed to:

DEUTSCHE BANK TRUST COMPANY
AMERICAS,
as Collateral Agent and Pledgee


    By:               /s/
        -----------------------------
        Name:  Diane F. Rolfe
        Title: Vice President

                                                                         ANNEX A
                                                                              to
                                                                PLEDGE AGREEMENT

                            SCHEDULE OF SUBSIDIARIES

                                                Jurisdiction of
Entity                     Ownership             Organization
------                     ---------            ---------------


                                                                         ANNEX B
                                                                              to
                                                                PLEDGE AGREEMENT

                                SCHEDULE OF STOCK

1.   RBS GLOBAL, INC.

                                                                            Sub-clause of
Name of                                                                     Section 3.2(a)
Issuing          Type of      Number of      Certificate      Percentage      of Pledge
Corporation      Shares        Shares           No.(1)         Owned(2)       Agreement
-----------      -------      ---------      -----------      ----------    --------------


2.   [ADDITIONAL PLEDGOR(S)]

                                                                            Sub-clause of
Name of                                                                     Section 3.2(a)
Issuing          Type of      Number of      Certificate      Percentage      of Pledge
Corporation       Shares       Shares            No.            Owned         Agreement
-----------      -------      ---------      -----------      ----------    --------------


----------
(1)  Specify if uncertificated.

(2) Specify for each Foreign Subsidiary the percentage owned of (x) Voting Equity Interests and (y) Non-Voting Equity Interests.

                                                                         ANNEX C
                                                                              to
                                                                PLEDGE AGREEMENT

                                SCHEDULE OF NOTES

1.   RBS GLOBAL, INC.

                                                                                      Sub-clause of
                                                                                      Section 3.2(a)
    Amount                  Maturity Date                 Obligor                  of Pledge Agreement
    ------                  -------------                 -------                  -------------------


2.   [ADDITIONAL PLEDGOR(S)]

                                                                                      Sub-clause of
                                                                                      Section 3.2(a)
    Amount                  Maturity Date                 Obligor                  of Pledge Agreement
    ------                  -------------                 -------                  -------------------


                                                                         ANNEX D
                                                                              to
                                                                PLEDGE AGREEMENT

                 SCHEDULE OF LIMITED LIABILITY COMPANY INTERESTS

1.   RBS GLOBAL, INC.

       Name of                                          Sub-clause of
  Issuing Limited        Type of      Percentage        Section 3.2(a)
  Liability  Company     Interest       Owned        of Pledge Agreement
  ------------------     --------     ----------     -------------------


2.   [ADDITIONAL PLEDGOR(S)]

       Name of                                          Sub-clause of
  Issuing Limited        Type of      Percentage        Section 3.2(a)
  Liability  Company     Interest       Owned        of Pledge Agreement
  ------------------     --------     ----------     -------------------


                                                                         ANNEX E
                                                                              to
                                                                PLEDGE AGREEMENT

                        SCHEDULE OF PARTNERSHIP INTERESTS

1.   RBS GLOBAL, INC.

                                                        Sub-clause of
        Name of          Type of      Percentage        Section 3.2(a)
  Issuing Partnership    Interest       Owned        of Pledge Agreement
  -------------------    --------     ----------     -------------------


2.   [ADDITIONAL PLEDGOR(S)]

                                                        Sub-clause of
        Name of          Type of      Percentage        Section 3.2(a)
  Issuing Partnership    Interest       Owned        of Pledge Agreement
  -------------------    --------     ----------     -------------------


                                                                         ANNEX F
                                                                              to
                                                                PLEDGE AGREEMENT

                       SCHEDULE OF CHIEF EXECUTIVE OFFICES

Name of Pledgor                          Address(es) of Chief Executive Office
---------------                          -------------------------------------


                                                                         ANNEX G
                                                                              to
                                                                PLEDGE AGREEMENT

    FORM OF AGREEMENT REGARDING UNCERTIFICATED SECURITIES, LIMITED LIABILITY
                   COMPANY INTERESTS AND PARTNERSHIP INTERESTS

          AGREEMENT (as amended, modified, restated and/or supplemented from time to time, this "AGREEMENT"), dated as of [_______ __, 200_], among the undersigned pledgor (the "PLEDGOR"), [____________], not in its individual capacity but solely as Collateral Agent (the "PLEDGEE"), and [__________], as the issuer of the Uncertificated Securities, Limited Liability Company Interests and/or Partnership Interests (each as defined below) (the "ISSUER").

                              W I T N E S S E T H :
                              - - - - - - - - - -

          WHEREAS, the Pledgor, certain of its affiliates and the Pledgee have entered into a Pledge Agreement, dated as of [_______ __, 200_] (as amended, modified, restated and/or supplemented from time to time, the "PLEDGE AGREEMENT"), under which, among other things, in order to secure the payment of the Obligations (as defined in the Pledge Agreement), the Pledgor has or will pledge to the Pledgee for the benefit of the Secured Creditors (as defined in the Pledge Agreement), and grant a security interest in favor of the Pledgee for the benefit of the Secured Creditors in, all of the right, title and interest of the Pledgor in and to [any and all] [65% of all outstanding](1) ["uncertificated securities" (as defined in Section 8-102(a)(18) of the Uniform Commercial Code, as adopted in the State of New York) ("UNCERTIFICATED SECURITIES")] [Partnership Interests (as defined in the Pledge Agreement)] [Limited Liability Company Interests (as defined in the Pledge Agreement)], from time to time issued by the Issuer and owned by the Pledgor, whether now existing or hereafter from time to time acquired by the Pledgor (with all of such [Uncertificated Securities] [Partnership Interests] [Limited Liability Company Interests] being herein collectively called the "ISSUER PLEDGED INTERESTS"); and

          WHEREAS, the Pledgor desires the Issuer to enter into this Agreement in order to perfect the security interest of the Pledgee under the Pledge Agreement in the Issuer Pledged Interests, to vest in the Pledgee control of the Issuer Pledged Interests and to provide for the rights of the parties under this Agreement;

          NOW, THEREFORE, in consideration of the premises and the mutual promises and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          1. The Pledgor hereby irrevocably authorizes and directs the Issuer, and the Issuer hereby agrees, following receipt by the Issuer of a notice from the Pledgee stating that an Event of Default exists and that the Pledgee is exercising exclusive control of the Issuer Pledged

----------
(1) Use appropriate bracketed language in the case of Issuer Pledged Interests of an Exempted Foreign Entity (as per the last paragraph of Section 3.1 of the Pledge Agreement).

Interests, to comply with any and all instructions and orders originated by the Pledgee (and its successors and assigns) regarding any and all of the Issuer Pledged Interests without the further consent by the registered owner (including the Pledgor), and not to comply with any instructions or orders regarding any or all of the Issuer Pledged Interests originated by any person or entity other than the Pledgee (and its successors and assigns) or a court of competent jurisdiction.

          2. The Issuer hereby certifies that (i) no notice of any security interest, lien or other encumbrance or claim affecting the Issuer Pledged Interests (other than the security interest of the Pledgee) has been received by it, and (ii) the security interest of the Pledgee in the Issuer Pledged Interests has been registered in the books and records of the Issuer.

          3. The Issuer hereby represents and warrants that (i) the pledge by the Pledgor of, and the granting by the Pledgor of a security interest in, the Issuer Pledged Interests to the Pledgee, for the benefit of the Secured Creditors, does not violate the charter, by-laws, partnership agreement, membership agreement or any other agreement governing the Issuer or the Issuer Pledged Interests, and (ii) the Issuer Pledged Interests consisting of capital stock of a corporation are fully paid and nonassessable.

          4. All notices, statements of accounts, reports, prospectuses, financial statements and other communications to be sent to the Pledgor by the Issuer in respect of the Issuer will also be sent to the Pledgee at the following address:

                    [__________________]
                    [__________________]
                    Attention: [______________]
                    Telephone No.: [______________]
                    Telecopier No.: [______________]

          5. Following its receipt of a notice from the Pledgee stating that an Event of Default exists and until the Pledgee shall have delivered written notice to the Issuer that all of the Obligations have been paid in full and this Agreement is terminated, the Issuer will send any and all redemptions, distributions, interest or other payments in respect of the Issuer Pledged Interests from the Issuer for the account of the Pledgee only by wire transfers to such account as the Pledgee shall instruct.

          6. Except as expressly provided otherwise in Sections 4 and 5, all notices, instructions, orders and communications hereunder shall be sent or delivered by mail, telegraph, telex, telecopy, cable or overnight courier service and all such notices and communications shall, when mailed, telexed, telecopied, cabled or sent by overnight courier, be effective when received. All notices and other communications shall be in writing and addressed as follows:

                                      (ii)

          (a)    if to the Pledgor, at:

                 ________________________
                 ________________________
                 ________________________
                 ________________________
                 Attention:                                             ________
                 Telephone                                                  No.:
                 Telecopier No.:

          (b)    if to the Pledgee, at the address given in Section 4 hereof;

          (c)    if to the Issuer, at:

                 ________________________________
                 ________________________________
                 ________________________________

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder. As used in this
Section 6, "BUSINESS DAY" means any day other than a Saturday, Sunday, or other day in which banks in New York are authorized to remain closed.

          7. This Agreement shall be binding upon the successors and permitted assigns of the Pledgor and the Issuer and shall inure to the benefit of and be enforceable by the Pledgee and its successors and assigns. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever except in writing signed by the Pledgee, the Issuer and the Pledgor.

          8. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its principles of conflict of laws.

                                      (iii)

          IN WITNESS WHEREOF, the Pledgor, the Pledgee and the Issuer have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.


                                  [_____________________________],
                                    as Pledgor


                                  By_____________________________
                                    Name:
                                    Title:


                                  [_____________________________],
                                    not in its individual capacity but solely as Collateral Agent and Pledgee


                                  By____________________________________
                                    Name:
                                    Title:


                                  [_____________________________],
                                    as the Issuer


                                  By____________________________________
                                    Name:
                                    Title:

                                      (iv)